UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 13, 2024
T STAMP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (404) 806-9906
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	IDAI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Securities Purchase Agreement
On July 13, 2024, T Stamp, Inc. (the "Company") entered into a Securities Purchase Agreement (the “SPA”) with a certain investor (the “Purchaser”). Pursuant to the terms of the SPA, the Purchaser agreed, at the closing of the SPA (the “Closing”) and upon the terms and subject to the conditions set forth in the SPA, to purchase from the Company 4,597,701 shares of Class A Common Stock, par value $0.01 of the Company (the “Class A Common Stock”) at $0.435 per share, which was equal to the closing price of the Company’s Class A Common Stock on the Nasdaq Stock Market on July 11, 2024. The total purchase price for the shares was agreed to be paid pursuant to three promissory notes issued by the Purchaser to the Company comprised of (i) a $500,000 promissory note payable on July 31, 2024; (ii) a $500,000 promissory note payable on August 31, 2024; and (iii) a $1,000,000 promissory note payable within three (3) trading days of an effective resale registration statement as contemplated by the Registration Rights Agreement (described further below in this Current Report on Form 8-K). None of the promissory notes accrue interest, and each may be repaid before their respective due dates.
On July 13, 2024 (the “Closing Date”), the Closing of the SPA occurred, and the Company issued 4,597,701 shares of Class A Common Stock to the Purchaser at $0.435 in exchange for the three promissory notes described above, totaling $2,000,000 in combined principal. The Closing of the SPA was subject to a number of customary closing conditions, including, but not limited to, the Company’s entry into a Registration Rights Agreement, the execution of which were conditions to the Closing of the SPA. Additionally, as part of the Closing of the SPA, the Purchaser executed a Voting Limitation Agreement, described below.
The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Additionally, the foregoing description of the three promissory notes does not purport to be complete and is qualified in its entirety by reference to the full text of each of the promissory notes, copies of which are filed as Exhibits 4.1, 4.2, and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Registration Rights Agreement
Pursuant to the SPA, the Company agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser, pursuant to which the Company must file a registration statement on Form S-3 (or, if the Company is ineligible to use a Form S-3, another appropriate form) with the Securities and Exchange Commission (the “SEC”) to register for resale by the Purchaser of the 4,597,701 shares of Class A Common Stock purchased pursuant to the SPA, with such registration statement becoming effective within 45 days after the Closing, subject to adjustment in the event of a review by the SEC.
The Company entered into the Registration Rights Agreement with the Purchaser on July 13, 2024.
The foregoing summary of the Registration Rights Agreement is not complete, and is qualified by reference to a copy of the Registration Rights Agreement included as Exhibit 10.2 to this Current Report on Form 8-K.
Voting Limitation Agreement
Also on July 13, 2024, the Company and the Purchaser entered into a Voting Limitation Agreement, pursuant to which the Purchaser agreed, unless approved by the stockholders of the Company, to not vote shares of the Company’s capital stock representing more than 19.99% of the issued and outstanding shares of Common Stock of the Company issued and outstanding at the time of such vote.
The Company agreed that, at its next annual or extraordinary general meeting of the Company’s stockholders, it will seek ratification of the SPA by its stockholders – and if the SPA is ratified at such a meeting, the Purchaser will to be able to exercise full voting rights in respect of all Common Stock acquired under the SPA. If the Company’s stockholders do not ratify the SPA at such meeting, the Company will convene an extraordinary general meeting to seek ratification of the SPA every ninety (90) days thereafter until a stockholder vote ratifying the SPA has been obtained.
The Voting Limitation Agreement will terminate automatically if at any time the number of shares acquired pursuant to the SPA is less than 20% of the Company’s issued Common Stock.

The foregoing summary of the Voting Limitation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Limitation Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.
On the Closing Date, the Company sold a total of 4,597,701 shares of Class A Common Stock to Purchaser in exchange for three promissory notes in the total principal amount of $2,000,000, representing a purchase price of $0.435 per share, which was equal to the closing price of the Company’s Class A Common Stock on the Nasdaq Stock Market on July 11, 2024.
The promissory notes issued by the Purchaser are still outstanding as of the date of this Current Report on Form 8-K. Pursuant to the SPA, the Company agreed that the proceeds from sales of the shares of Common Stock pursuant to the SPA would be used for working capital purposes, and not for the satisfaction of any portion of the Company’s debt.
The shares of Class A Common Stock were offered and sold pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933 contained in Regulation D promulgated thereunder.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Form of Promissory Note due and payable on July 31, 2024 ($500,000)
4.2	Form of Promissory Note due and payable on August 31, 2024 ($500,000)
4.3	Form of Promissory Note due and payable within three days of an effective resale registration statement ($1,000,000)
10.1	Securities Purchase Agreement dated July 13, 2024
10.2	Registration Rights Agreement dated July 13, 2024
10.3	Voting Limitation Agreement Registration dated July 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer
Dated: July 18, 2024